EXHIBIT 99.1

RALPH LAUREN CORPORATION
Schedule of Reclassified Segment Data
Supplemental Financial Information
Comparable Store Sales, Net Revenues, and Operating Income (Loss)
(in millions)
(Unaudited)

	Fiscal 2017										Fiscal 2016
	First		Second		Third		Fourth				First		Second		Third		Fourth
	Quarter		Quarter		Quarter		Quarter		Full Year		Quarter		Quarter		Quarter		Quarter		Full Year

Comparable store sales(a):
North America
As reported	(10%	)	(10%	)	(6%	)	(14%	)	(10%	)	(4%	)	(3%	)	(5%	)	(7%	)	(5%	)
Constant currency	(10%	)	(10%	)	(6%	)	(14%	)	(10%	)	(4%	)	(3%	)	(5%	)	(7%	)	(5%	)
Europe
As reported	(2%	)	(7%	)	(10%	)	(16%	)	(8%	)	(14%	)	(7%	)	(10%	)	1%		(8%	)
Constant currency	(2%	)	(4%	)	(4%	)	(10%	)	(4%	)	2%		7%		(1%	)	4%		3%
Asia
As reported	1%		(0%	)	9%		(1%	)	2%		(9%	)	(14%	)	(13%	)	(12%	)	(12%	)
Constant currency	(3%	)	(10%	)	4%		(3%	)	(3%	)	1%		(2%	)	(8%	)	(10%	)	(5%	)

Net revenues:
North America	$860.2		$1,048.5		$1,003.1		$883.2		$3,795.0		$975.9		$1,207.7		$1,190.2		$1,120.1		$4,493.9
Europe	377.7		445.8		349.1		370.8		1,543.4		330.3		428.3		395.9		407.3		1,561.8
Asia	211.4		216.5		235.4		219.6		882.9		205.9		219.6		225.9		242.1		893.5
Other non-reportable segments	102.9		109.8		127.0		91.8		431.5		105.9		114.2		134.3		101.6		456.0
Total net revenues	$1,552.2		$1,820.6		$1,714.6		$1,565.4		$6,652.8		$1,618.0		$1,969.8		$1,946.3		$1,871.1		$7,405.2

Operating income (loss):
North America	$169.4		$205.2		$207.6		$92.5		$674.7		$216.5		$288.2		$248.7		$198.2		$951.6
Europe	75.0		100.4		63.7		63.5		302.6		37.3		96.0		77.1		69.7		280.1
Asia	(37.5)		(65.7)		23.4		(6.0)		(85.8)		0.3		0.1		(2.9)		2.4		(0.1)
Other non-reportable segments	22.9		26.2		30.8		(11.2)		68.7		29.2		26.8		38.7		9.2		103.9
	229.8		266.1		325.5		138.8		960.2		283.3		411.1		361.6		279.5		1,335.5

Unallocated corporate expenses	(175.3)		(148.3)		(130.5)		(282.3)		(736.4)		(152.6)		(150.9)		(115.2)		(192.3)		(611.0)
Unallocated restructuring and other charges	(85.7)		(41.5)		(66.7)		(124.7)		(318.6)		(34.3)		(30.5)		(58.0)		(19.8)		(142.6)
Total operating income (loss)	$(31.2)		$76.3		$128.3		$(268.2)		$(94.8)		$96.4		$229.7		$188.4		$67.4		$581.9

(a) All comparable store sales metrics were calculated on a 13-week basis for the quarter and a 52-week basis for the year.

RALPH LAUREN CORPORATION
Schedule of Reclassified Segment Data
Supplemental Financial Information
Non-U.S. GAAP Operating Income (Loss)
(in millions)
(Unaudited)

	Fiscal 2017						Fiscal 2016
	North						North
	America	Europe	Asia	Other	Unallocated	Total	America	Europe	Asia	Other	Unallocated	Total

First Quarter
Reported operating income (loss)	$169.4	$75.0	$(37.5)	$22.9	$(261.0)	$(31.2)	$216.5	$37.3	$0.3	$29.2	$(186.9)	$96.4
Adjustments (a)	7.7	9.3	52.8	3.0	86.3	159.1	2.6	4.1	3.8	0.5	34.3	45.3
Adjusted operating income (loss)	$177.1	$84.3	$15.3	$25.9	$(174.7)	$127.9	$219.1	$41.4	$4.1	$29.7	$(152.6)	$141.7

Second Quarter
Reported operating income (loss)	$205.2	$100.4	$(65.7)	$26.2	$(189.8)	$76.3	$288.2	$96.0	$0.1	$26.8	$(181.4)	$229.7
Adjustments (a)	24.8	4.8	76.7	1.7	41.5	149.5	5.7	0.9	-	-	30.5	37.1
Adjusted operating income (loss)	$230.0	$105.2	$11.0	$27.9	$(148.3)	$225.8	$293.9	$96.9	$0.1	$26.8	$(150.9)	$266.8

Third Quarter
Reported operating income (loss)	$207.6	$63.7	$23.4	$30.8	$(197.2)	$128.3	$248.7	$77.1	$(2.9)	$38.7	$(173.2)	$188.4
Adjustments (a)	2.3	1.6	15.2	5.4	66.9	91.4	0.4	2.5	16.9	-	58.0	77.8
Adjusted operating income (loss)	$209.9	$65.3	$38.6	$36.2	$(130.3)	$219.7	$249.1	$79.6	$14.0	$38.7	$(115.2)	$266.2

Fourth Quarter
Reported operating income (loss)	$92.5	$63.5	$(6.0)	$(11.2)	$(407.0)	$(268.2)	$198.2	$69.7	$2.4	$9.2	$(212.1)	$67.4
Adjustments (a)	61.6	7.5	34.9	25.4	240.9	370.3	19.0	3.1	8.3	1.4	19.8	51.6
Adjusted operating income (loss)	$154.1	$71.0	$28.9	$14.2	$(166.1)	$102.1	$217.2	$72.8	$10.7	$10.6	$(192.3)	$119.0

Full Year
Reported operating income (loss)	$674.7	$302.6	$(85.8)	$68.7	$(1,055.0)	$(94.8)	$951.6	$280.1	$(0.1)	$103.9	$(753.6)	$581.9
Adjustments (a)	96.4	23.2	179.6	35.5	435.6	770.3	27.7	10.6	29.0	1.9	142.6	211.8
Adjusted operating income (loss)	$771.1	$325.8	$93.8	$104.2	$(619.4)	$675.5	$979.3	$290.7	$28.9	$105.8	$(611.0)	$793.7

(a) Operating results during Fiscal 2017 and Fiscal 2016 were negatively impacted by restructuring-related charges, impairment of assets, and certain other charges.